THE ADVISORS' INNER CIRCLE FUND

                        AMENDED AND RESTATED RULE 18F-3
                              MULTIPLE CLASS PLAN

                               FEBRUARY 21, 2007

          The Advisors' Inner Circle Fund (the "Trust"), a registered investment company that consists of a number of separately managed funds, has elected to rely on Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), in offering multiple classes of shares in each fund listed on Schedules attached hereto (each a "Fund" and together the "Funds").

A. ATTRIBUTES OF SHARE CLASSES

          1. The rights of each class of shares of the Funds shall be as set forth in the respective Certificate of Class Designation for each class (each a "Certificate") as each such Certificate is attached as Exhibits hereto.

          2. With respect to each class of shares created hereunder, each share of a Fund will represent an equal pro rata interest in the Fund and will have identical terms and conditions, except that: (i) each new class will have a different class name (or other designation) that identifies the class as separate from any other class; (ii) each class will be offered and sold only to investors meeting the qualifications set forth in the Certificate and disclosed in the Trust's prospectus(es); (iii) each class will separately bear any distribution fees that are payable in connection with a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan"), and separately bear any service fees ("service fees") that are payable under any service agreement entered into with respect to that class which are not contemplated by or within the scope of the Distribution Plan; (iv) each class may bear, consistent with rulings and other published statements of position by the Internal Revenue Service, the expenses of the Fund's operations which are directly attributable to such class ("Class Expenses"); and (v) shareholders of each class will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to such class (such as a Distribution Plan or service agreement relating to such class), and will have separate voting rights on any matter submitted to shareholders in which the interests of that class differ from the interests of any other class.

B. EXPENSE ALLOCATIONS

          1. With respect to each Fund, the expenses of each class shall be allocated as follows: (i) any Rule 12b-1 fees relating to a particular class of shares associated with a Distribution Plan or service fees relating to a particular class of shares are (or will be) borne exclusively by that class;
(ii) any and all other expenses relating to a particular class that are actually incurred in a different amount by that class (excluding economies of scale discounts) or for which that class receives services of a different kind or to a different degree than other classes are considered "class-specific" expenses and are (or will be) borne exclusively by that class.

          2. Expenses that are not incurred in different amounts by class and for which share classes do not receive services of a different kind or to a different degree than other classes are considered "non-class specific" expenses and shall be allocated in accordance with Rule 18f-3(c).

C. AMENDMENT OF PLAN; PERIODIC REVIEW

          1. This Plan must be amended, as necessary, to properly describe (through additional Exhibits and Certificates hereto) any new class of shares approved by the Board.

          2. The Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act, must review this Plan at least annually for its continued appropriateness, and must approve any material amendment of the Plan as it relates to any class covered by the Plan. In approving any material amendment to the Plan, the Trustees, including a majority of the Trustees who are not interested persons of the Trust, must find that the amendment is in the best interests of each class individually and the Trust as a whole.

                                   SCHEDULE A
                                       TO
                        THE ADVISORS' INNER CIRCLE FUND
                        AMENDED AND RESTATED RULE 18F-3
                              MULTIPLE CLASS PLAN
                            DATED FEBRUARY 21, 2007


                                   AIG FUNDS

-------------------------------------------------------------------
FUND                                      CLASS A           CLASS B
-------------------------------------------------------------------
AIG Money Market Fund                        X                 X
-------------------------------------------------------------------

                                   SCHEDULE B
                                       TO
                        THE ADVISORS' INNER CIRCLE FUND
                        AMENDED AND RESTATED RULE 18F-3
                              MULTIPLE CLASS PLAN
                            DATED FEBRUARY 21, 2007


                           RICE HALL JAMES PORTFOLIOS




                                    Institutional Investor
FUND                                     Class      Class
----------------------------------- ------------- --------
Rice Hall James Micro Cap Portfolio        X
----------------------------------- ------------- --------
Rice Hall James Small Cap Portfolio        X
----------------------------------- ------------- --------
Rice Hall James Mid Cap Portfolio                     X
----------------------------------- ------------- --------

                                   SCHEDULE C
                                       TO
                        THE ADVISORS' INNER CIRCLE FUND
                        AMENDED AND RESTATED RULE 18F-3
                              MULTIPLE CLASS PLAN
                            DATED FEBRUARY 21, 2007




                              CAMBIAR FUNDS


----------------------------- ------------- -------- -------------
                                            INVESTOR INSTITUTIONAL
FUND                                          CLASS       CLASS
----------------------------- ------------- -------- -------------
Cambiar Opportunity Fund                        X           X
----------------------------- ------------- -------- -------------
Cambiar International Fund                      X           X
----------------------------- ------------- -------- -------------
Cambiar Small Cap Fund                          X           X
----------------------------- ------------- -------- -------------
Cambiar Aggressive Value Fund                   X           X
----------------------------- ------------- -------- -------------

                                   SCHEDULE D
                                       TO

                        THE ADVISORS' INNER CIRCLE FUND
                        AMENDED AND RESTATED RULE 18F-3
                              MULTIPLE CLASS PLAN
                            DATED FEBRUARY 21, 2007




                           UA S&P 500([R]) INDEX FUND

-------------------------- -------------------------- ------- --------
FUND                                                  CLASS I CLASS II
-------------------------- -------------------------- ------- --------
UA S&P 500([R]) Index Fund                               X        X
-------------------------- -------------------------- ------- --------

                                   SCHEDULE E
                                       TO
                        THE ADVISORS' INNER CIRCLE FUND
                        AMENDED AND RESTATED RULE 18F-3
                              MULTIPLE CLASS PLAN
                            DATED FEBRUARY 21, 2007





                                 EDGEWOOD FUNDS


-------------------- -------------- ------------- ------------
                                    INSTITUTIONAL    RETAIL
FUND                                    CLASS        CLASS
-------------------- -------------- ------------- ------------
Edgewood Growth Fund                       X             X
-------------------- -------------- ------------- ------------

                                   SCHEDULE F
                                       TO
                        THE ADVISORS' INNER CIRCLE FUND
                        AMENDED AND RESTATED RULE 18F-3
                              MULTIPLE CLASS PLAN
                            DATED FEBRUARY 21, 2007




                            WHG FUNDS


--------------------------- --------- ------------------- -------
FUND                                  Institutional Class A Class
--------------------------- --------- ------------------- -------
WHG LargeCap Value Fund                           X           X
--------------------------- --------- ------------------- -------
WHG SMid Cap Fund                                 X
--------------------------- --------- ------------------- -------
WHG SmallCap Value Fund                           X
--------------------------- --------- ------------------- -------
WHG Income Opportunity Fund                       X           X
--------------------------- --------- ------------------- -------
WHG Balanced Fund                                 X
--------------------------- --------- ------------------- -------
WHG AllCap Value Fund                             X
--------------------------- --------- ------------------- -------

SCHEDULE G

to

THE ADVISORS' INNER CIRCLE FUND

Amended and Restated Rule 18f-3

Multiple Class Plan

dated February 21, 2007




                                     Aviva Funds
------------------------------------ ----------------------- -------------------
                                                             Institutional Class
FUND                                   Investor Class Shares         Shares
------------------------------------ ----------------------- -------------------
Aviva Investors Core Aggregate Fixed
Income Fund                                       X                  X
------------------------------------ ----------------------- -------------------
Aviva Investors High Yield Bond Fund              X                  X
------------------------------------ ----------------------- -------------------
Aviva Investors MAP(SM) 2015 Fund                 X                  X
------------------------------------------------------------ -------------------

                                   SCHEDULE H
                                       TO
                        THE ADVISORS' INNER CIRCLE FUND
                        AMENDED AND RESTATED RULE 18F-3
                              MULTIPLE CLASS PLAN
                            DATED FEBRUARY 21, 2007



                                       SANDS CAPITAL GLOBAL GROWTH FUND
----------------------------------------------------------------------- -------------------
                                                                        INSTITUTIONAL CLASS
FUND                             INVESTOR CLASS SHARES                          SHARES
-------------------------------- -------------------------------------- -------------------
Sands Capital Global Growth Fund               X                                    X
-------------------------------- -------------------------------------- -------------------


                                                                     EXHIBIT A.1

                             AIG MONEY MARKET FUND
                        CERTIFICATE OF CLASS DESIGNATION

                                    CLASS A

1. CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

          Class A Shares are sold without a load or sales charge and are not subject to a Rule 12b-1 fee.

2. ELIGIBILITY OF PURCHASERS

          Class A Shares are available to individual and institutional investors and require a minimum initial investment (as described in the prospectus) of $10,000,000.

3. EXCHANGE PRIVILEGES

Class A Shares do not have exchange privileges.

4. VOTING RIGHTS

          Each Class A shareholder will have one vote for each full Class A Share held and a fractional vote for each fractional Class A Share held. Class A shareholders will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Class A Shares (such as a distribution plan or service agreement relating to the Class A Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the Class A shareholders differ from the interests of holders of any other class.

5. CONVERSION RIGHTS

Class A Shares do not have a conversion feature.

                                                                     EXHIBIT A.2

                             AIG MONEY MARKET FUND
                        CERTIFICATE OF CLASS DESIGNATION

                                    Class B

1. CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

          Class B Shares are sold without a load or sales charge, but are subject to a Rule 12b-1 fee. The Trust, on behalf of each Fund, will make monthly payments to the Distributor under the Distribution Plan approved by the Board of Trustees at an annual rate of up to .35% of each Fund's average daily net assets attributable to the Class B Shares. The Distributor will use its fee for expenses associated with the promotion and sale of the Fund's Class B Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel.

2. ELIGIBILITY OF PURCHASERS

          Class B Shares are available to individual and institutional investors and require a minimum initial investment (as described in the prospectus) of $25,000.

3. EXCHANGE PRIVILEGES

Class B Shares do not have exchange privileges.

4. VOTING RIGHTS

          Each Class B shareholder will have one vote for each full Class B Share held and a fractional vote for each fractional Class B Share held. Class B shareholders will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Class B Shares (such as a distribution plan or service agreement relating to the Class B Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the Class B shareholders differ from the interests of holders of any other class.

5. CONVERSION RIGHTS

Class B Shares do not have a conversion feature.

                                                                     EXHIBIT B.1

                           RICE HALL JAMES PORTFOLIOS
                        CERTIFICATE OF CLASS DESIGNATION

                              INSTITUTIONAL CLASS

1. CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSes

          Institutional Class Shares are sold without a load or sales charge and do not impose a service fee or asset-based sales charge.

2. ELIGIBILITY OF PURCHASERS

          Institutional Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in each Fund's prospectus.

3. EXCHANGE PRIVILEGES

          Institutional Class Shares of each Rice Hall James Portfolio may be exchanged only for Institutional Class Shares of another Rice Hall James Portfolio in accordance with the terms and conditions stated in each Fund's prospectus, as it may be amended from time to time, and to the extent permitted by the 1940 Act and the rules and regulations adopted thereunder.

4. VOTING RIGHTS

          Each Institutional Class shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5. CONVERSION RIGHTS

Institutional Class Shares do not have a conversion feature.

                                                                     EXHIBIT B.2

                           RICE HALL JAMES PORTFOLIOS
                        CERTIFICATE OF CLASS DESIGNATION

                                 INVESTOR CLASS

1. CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

          Investor Class Shares are sold without a load or sales charge, but are subject to a Rule 12b-1 fee. The Trust, on behalf of the Fund, will reimburse the Distributor annually for expenses incurred in connection with its distribution activities under the Distribution Plan approved by the Board of Trustees not to exceed an annual rate of 0.25% of the Fund's average daily net assets attributable to the Investor Class Shares. Such activities include those associated with the promotion and sale of the Fund's Investor Class Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel.

2. ELIGIBILITY OF PURCHASERS

          Investor Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3. EXCHANGE PRIVILEGES

Investor Class Shares do not have exchange privileges.

4. VOTING RIGHTS

          Each Investor Class shareholder will have one vote for each full Investor Class Share held and a fractional vote for each fractional Investor Class Share held. Investor Class shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Investor Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5. CONVERSION RIGHTS

           Investor Class Shares do not have a conversion feature.

                                                                     EXHIBIT C.1

                                 CAMBIAR FUNDS
                        CERTIFICATE OF CLASS DESIGNATION

                             INVESTOR CLASS SHARES
                     (FORMERLY, INSTITUTIONAL CLASS SHARES)

1. CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

          Investor Class Shares are sold without a load or sales charge, but may be subject to a shareholder services plan under which a Fund may pay an annual fee up to 0.25% of assets attributable to Investor Shares (the "Plan"). The fee is used to compensate service providers for services and expenses incurred in connection with shareholder or account maintenance services, or to compensate service providers for providing ongoing account maintenance and other services to Investor Class shareholders (including, where applicable, any underlying beneficial owners) identified in the Plan.

2. ELIGIBILITY OF PURCHASERS

          Investor Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in each Fund's prospectus.

3. EXCHANGE PRIVILEGES

           Investor Class Shares do not have exchange privileges.

4. VOTING RIGHTS

          Each Investor Class shareholder will have one vote for each full Investor Class Share held and a fractional vote for each fractional Investor Class Share held. Investor Class shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Investor Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5. CONVERSION RIGHTS

          Shareholders of Investor Class Shares are permitted to submit their Investor Class Shares for conversion into Institutional Class Shares subject to meeting the eligibility requirements as set forth in the Certificate of Class Designation for Institutional Class Shares.

                                                                     EXHIBIT C.2

                                 CAMBIAR FUNDS

                        CERTIFICATE OF CLASS DESIGNATION
                           INSTITUTIONAL CLASS SHARES

                           (FORMERLY, R CLASS SHARES)

1. CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

          Institutional Class Shares are sold without a load or sales charge, and are not subject to a Rule 12b-1 fee and shareholder services plan.

2. ELIGIBILITY OF PURCHASERS

          Institutional Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in each Fund's prospectus.

3. EXCHANGE PRIVILEGES

          Institutional Class Shares of each Fund may be exchanged for Institutional Class Shares of each other Cambiar Fund in accordance with the procedures disclosed in each Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4. VOTING RIGHTS

          Each Institutional Class shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5. CONVERSION RIGHTS

           Institutional Class Shares do not have a conversion feature.

                                                                     EXHIBIT D.1

                           UA S&P 500([R]) INDEX FUND
                        CERTIFICATE OF CLASS DESIGNATION

                                    CLASS I

1. CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

          Class I Shares are sold without a load or sales charge and do not impose a service fee or asset-based sales charge.

2. ELIGIBILITY OF PURCHASERS

          Class I Shares are available to individual and institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3. EXCHANGE PRIVILEGES

UA S&P 500([R]) Index Fund Class I Shares do not have exchange privileges.

4. VOTING RIGHTS

          Each Class I shareholder will have one vote for each full Class I Share held and a fractional vote for each fractional Class I Share held. Class I shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Class I shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5. CONVERSION RIGHTS

           Class I Shares do not have a conversion feature.

                                                                     EXHIBIT D.2

                           UA S&P 500([R]) INDEX FUND
                        CERTIFICATE OF CLASS DESIGNATION

                                    CLASS II

1. CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

          Class II Shares are sold without a load or sales charge, but are subject to a Rule 12b-1 fee. The Trust, on behalf of the Fund, will make monthly payments to the Distributor under the Distribution Plan approved by the Board of Trustees at an annual rate of up to 0.10% of the Fund's average daily net assets attributable to the Class II Shares. The Distributor will use its fee for expenses associated with the promotion and sale of the Fund's Class II Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel.

2. ELIGIBILITY OF PURCHASERS

          Class II Shares are available to individual and institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3. EXCHANGE PRIVILEGES

          UA S&P 500([R]) Index Fund Class II Shares do not have exchange privileges.

4. VOTING RIGHTS

          Each Class II shareholder will have one vote for each full Class II Share held and a fractional vote for each fractional Class II Share held. Class II shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Class II shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5. CONVERSION RIGHTS

           Class II Shares do not have a conversion feature.

                                                                     EXHIBIT E.1

                                 EDGEWOOD FUNDS
                        CERTIFICATE OF CLASS DESIGNATION

                              INSTITUTIONAL SHARES

1. CLASS SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

          Institutional Shares are sold without a load or sales charge, and do not impose a shareholder service fee or asset-based sales charge.

2. ELIGIBILITY OF PURCHASERS

          Institutional Shares are principally designed for purchase by institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3. EXCHANGE PRIVILEGES

Institutional Shares do not have exchange privileges.

4. VOTING RIGHTS

          Each Institutional Share shareholder will have one vote for each full Institutional Share held and a fractional vote for each fractional Institutional Share held. Institutional Share shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Share shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5. CONVERSION RIGHTS

          Institutional Shares do not have a conversion feature.

                                                                     EXHIBIT E.2

                                 EDGEWOOD FUNDS
                        CERTIFICATE OF CLASS DESIGNATION

                                 RETAIL SHARES

1. CLASS SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

          Retail Shares are sold without a load or sales charge, but are subject to a shareholder service plan under which the Fund may pay an annual fee up to 0.25% of assets attributable to Retail Shares (the "Plan"). The fee is used to compensate service providers for services and expenses incurred in connection with shareholder or account maintenance services, or to compensate service providers for providing ongoing account maintenance and other services to Retail Shares shareholders (including, where applicable, any underlying beneficial owners) identified in the Plan.

          Retail Shares are also subject to a Rule 12b-1 fee. The Trust, on behalf of the Fund, will reimburse the Distributor annually for expenses incurred in connection with its distribution activities under the Distribution Plan approved by the Board of Trustees not to exceed an annual rate of 0.25% of the Fund's average daily net assets attributable to the Retail Shares of the Fund. Such activities include those associate with the promotion and sale of the Fund's Retail Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel.

2. ELIGIBILITY OF PURCHASERS

          Retail Shares are principally designed for purchase by individual investors, subject to the minimum investment requirement described in the Fund's prospectus.

3. EXCHANGE PRIVILEGES

Retail Shares do not have exchange privileges.

4. VOTING RIGHTS

          Each Retail Share shareholder will have one vote for each full Retail Share held and a fractional vote for each fractional Retail Share held. Retail Share shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Retail Share shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5. CONVERSION RIGHTS

           Retail Shares do not have a conversion feature.

                                                                     EXHIBIT F.1

                            WHG LARGECAP VALUE FUND
                          WHG INCOME OPPORTUNITY FUND

                        CERTIFICATE OF CLASS DESIGNATION

                                    A CLASS


1. CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

   A Class Shares of each of the Funds are sold subject to a front-end sales charge. The front-end sales charges are indicated on the following table.

    Additionally, A Class Shares are also subject to a Rule 12b-1 fee. The Trust, on behalf of the Funds, will reimburse the distributor annually for expenses incurred in connection with its distribution activities under the distribution plan approved by the Board of Trustees, not to exceed an annual rate of 0.25% of each Fund's average daily net assets attributable to the A Class Shares of each Fund. Such activities include those associated with the promotion and sale of the Fund's A
    Class Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel.

    The following table shows the load waived sales charge on A Class Shares of the Funds:




Investment                        Sales Charge - % of  Sales Charge - % of
                                     Offering Price      Net Investment
--------------------------------- ------------------- -------------------
Less than $50,000                          5.00%               5.26%
--------------------------------- ------------------- -------------------
50,000 but less than $100,000              4.00%               4.16%
--------------------------------- ------------------- -------------------
$100,000 but less than $250,000            3.00%               3.09%
--------------------------------- ------------------- -------------------
$250,000 but less than $500,000            2.50%               2.56%
--------------------------------- ------------------- -------------------
$500,000 but less than $1,000,000          2.00%               2.04%
--------------------------------- ------------------- -------------------
$1,000,000 and over*                       None                None
--------------------------------- ------------------- -------------------


 * A contingent deferred sales charge (CDSC) of 1.00% will be charged on certain purchases of $1,000,000 or more that are redeemed within 15 months of purchase.

2. ELIGIBILITY OF PURCHASERS

 A Class Shares are available to individual and institutional investors and require a minimum initial investment.

3. EXCHANGE PRIVILEGES

 A Class Shares of each WHG Fund may be exchanged for A Class Shares of each other

 WHG Fund in accordance with the procedures disclosed in the Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4. VOTING RIGHTS

 Each A Class shareholder will have one vote for each full A Class Share held and a fractional vote for each fractional A Class Share held. A Class shareholders will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to the A Class Shares (such as a distribution plan or service agreement relating to the A Class Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the A Class shareholders differ from the interests of holders of any other class.

5. CONVERSION RIGHTS

 A Class Shares do not have a conversion feature.

                                                                     EXHIBIT F.2

                            WHG LARGECAP VALUE FUND
                               WHG SMID CAP FUND
                            WHG SMALLCAP VALUE FUND
                          WHG INCOME OPPORTUNITY FUND
                               WHG BALANCED FUND
                             WHG ALLCAP VALUE FUND

                        CERTIFICATE OF CLASS DESIGNATION

                              INSTITUTIONAL CLASS

1. CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

          Institutional Class Shares are sold without a load or sales charge, and are not subject to a Rule 12b-1 fee and shareholder services plan.

2. ELIGIBILITY OF PURCHASERS

          Institutional Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in each Fund's prospectus.

3. EXCHANGE PRIVILEGES

          Institutional Class Shares of each WHG Fund may be exchanged for Institutional Class Shares of each other WHG Fund in accordance with the procedures disclosed in each Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4. VOTING RIGHTS

          Each Institutional Class shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5. CONVERSION RIGHTS

Institutional Class Shares do not have a conversion feature.
Exhibit G.1

                       AVIVA INVESTORS MAP(SM) 2015 FUND
                      AVIVA INVESTORS HIGH YIELD BOND FUND
                AVIVA INVESTORS CORE AGGREGATE FIXED INCOME FUND

                        CERTIFICATE OF CLASS DESIGNATION

                             INVESTOR CLASS SHARES

1. CLASS SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

          Investor Class Shares are sold without a load or sales charge, but are subject to a Rule 12b-1 fee. The Trust, on behalf of the Fund, will reimburse the Distributor annually for expenses incurred in connection with its distribution activities under the Distribution Plan approved by the Board of Trustees not to exceed an annual rate of 0.25% of the Fund's average daily net assets attributable to the Investor Class Shares of the Fund. Such activities include those associated with the promotion and sale of the Fund's Investor Class Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel.

2. ELIGIBILITY OF PURCHASERS

          Investor Class Shares are principally designed for purchase by individual and retail investors, subject to the minimum investment requirement described in the Fund's prospectus.

3. EXCHANGE PRIVILEGES

          Investor Class Shares of each Aviva Fund may be exchanged for Investor Class Shares of each other Aviva Fund in accordance with the procedures disclosed in each Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4. VOTING RIGHTS

          Each Investor Class Share shareholder will have one vote for each full Investor Class Share held and a fractional vote for each fractional Investor Class Share held. Investor Class Share shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Investor Class Share shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5. CONVERSION RIGHTS

           Investor Class Shares do not have a conversion feature.

                                                                     EXHIBIT G.2

                       AVIVA INVESTORS MAP(SM) 2015 FUND
                      AVIVA INVESTORS HIGH YIELD BOND FUND
                AVIVA INVESTORS CORE AGGREGATE FIXED INCOME FUND

                        CERTIFICATE OF CLASS DESIGNATION

                           INSTITUTIONAL CLASS SHARES

1. CLASS SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSes

          Institutional Class Shares are sold without a load or sales charge, and do not impose a shareholder service fee or asset-based sales charge.

2. ELIGIBILITY OF PURCHASERS

          Institutional Class Shares are principally designed for purchase by individual and institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3. EXCHANGE PRIVILEGES

          Institutional Class Shares of each Aviva Fund may be exchanged for Institutional Class Shares of each other Aviva Fund in accordance with the procedures disclosed in each Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4. VOTING RIGHTS

          Each Institutional Class Share shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class Share shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class Share shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5. CONVERSION RIGHTS

            Institutional Class Shares do not have a conversion feature.

                                                                     EXHIBIT H.1

                        SANDS CAPITAL GLOBAL GROWTH FUND

                        CERTIFICATE OF CLASS DESIGNATION

                             INVESTOR CLASS SHARES

1. CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

Investor Class Shares are sold without a load or sales charge, or a Rule 12b-1 fee. Investor Class Shares are subject to a shareholder service plan under which the Fund may pay an annual fee up to 0.25% of assets attributable to Investor Class Shares (the "Plan"). The fee is used to compensate service providers for services and expenses incurred in connection with shareholder or account maintenance and other services to Investor Class Shares shareholders (including, where applicable, any underlying beneficial owners) identified in the Plan.

2. ELIGIBILITY OF PURCHASERS

Investor Class Shares are available to individual and retail customers and may require a minimum initial investment (as described in the prospectus).

3. EXCHANGE PRIVILEGES

Investor Class Shares do not currently have an exchange privilege.

4. VOTING RIGHTS

Each Investor Class Share shareholder will have one vote for each full Investor Class Share held and a fractional vote for each fractional Investor Class Share held. Investor Class Share shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Investor Class Share shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5. CONVERSION RIGHTS

Investor Class Shares do not have a conversion feature.

                                                                     EXHIBIT H.2

                        SANDS CAPITAL GLOBAL GROWTH FUND

                        CERTIFICATE OF CLASS DESIGNATION

                           INSTITUTIONAL CLASS SHARES

1. CLASS SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

Institutional Class Shares are sold without a load or sales charge, and do not impose a shareholder service fee or asset-based sales charge.

2. ELIGIBILITY OF PURCHASERS

Institutional Class Shares are principally designed for purchase by institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3. EXCHANGE PRIVILEGES

Institutional Class Shares do not have exchange privileges.

4. VOTING RIGHTS

Each Institutional Class Share shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class Share shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class Share shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5. CONVERSION RIGHTS

Institutional Class Shares do not have a conversion feature.